Exhibit 10.25

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of April 5, 2004 (this “Amendment”), to the Credit Agreement, dated as of April 3, 2001 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among CITADEL BROADCASTING COMPANY, a Nevada corporation (the “Company”), CITADEL COMMUNICATIONS CORP. (“Intermediate Holding”), a Nevada corporation, and CITADEL BROADCASTING CORPORATION (formerly known as FLCC HOLDINGS, INC.), a Delaware corporation (“HoldCo”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) FLEET NATIONAL BANK, as Documentation Agent (in such capacity, the “Documentation Agent”), and the financial institutions named therein as syndication agents for the Lenders (in such capacity, collectively, the “Syndication Agents”: each, individually, a “Syndication Agent”).

W I T N E S S E T H:

WHEREAS, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents are parties to the Credit Agreement;

WHEREAS, the Company wishes to implement a $57,500,000 Incremental Revolving Loan Facility and a $57,500,000 Incremental Term Loan Facility pursuant to Section 16.13 of the Credit Agreement;

WHEREAS, the Company has requested that the Lenders amend certain other provisions of the Credit Agreement as set forth herein;

WHEREAS, the Lenders, the Administrative Agent and the Syndication Agents are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents hereby agree as follows:

1.                                       Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.                                       Implementation of Incremental Revolving Loan Facility. Pursuant to Section 16.l3(b) of the Credit Agreement, the Company has delivered to the Administrative Agent an Incremental Facility Activation Notice with respect to the implementation of an Incremental Revolving Loan Facility in the aggregate amount of $57,500,000 effective April 5, 2004 and maturing on March 31, 2009.

3.                                       Implementation of Incremental Term Loan Facility. Pursuant to Section 16.13(b) of the Credit Agreement, the Company has delivered to the Administrative Agent an Incremental Facility Activation Notice with respect to the implementation of an Incremental

Term Loan Facility in the aggregate amount of $57,500,000 effective April 5, 2004 and maturing on March 31, 2009.

4.                                       Amendment to Section 1.1 (Defined Terms). The first paragraph of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause of (j) and substituting therefor a comma, (ii) deleting the period from the end of clause (k) and substituting therefor the word “and” and (iii) adding the following clause (1) at the end thereof:

(1) management fees payable by the Company to HoIdCo as permitted by clause (f) of Section 13.10.

5.                                       Amendment to Section 12.2 (Certificates; Other Information). Section 12.2(e) of the Credit Agreement is hereby amended by adding the following phrase immediately after the semicolon:

provided, however, that such management summary need not be furnished so long as HoldCo or the Company is a reporting company under the Securities Exchange Act of 1934, as amended.

6.                                       Amendment to Section 12.8 (Additional Subsidiary Guarantors: Pledge of Stock of Additional Subsidiaries). Section 12.8 of the Credit Agreement is hereby amended by adding the following paragraph (d) at the end thereof:

(d) Notwithstanding the foregoing, the requirements of paragraphs (a) and (c) above shall not apply to acquisitions of Material Subsidiaries made after April 5, 2004 to the extent the aggregate consideration for such acquisitions does not exceed $100,000,000 (i.e., such Material Subsidiaries shall not be required to become Guarantors and the Capital Stock of such Material Subsidiaries shall not be required to be pledged).

7.                                       Amendment to Section 13.1 (Financial Condition Covenants). Section 13.1(c) of the Credit Agreement is hereby amended by (i) deleting the word “to” immediately before clause (ii) and substituting therefor the phrase “minus management fees payable by the Company to HoldCo as permitted by clause (f) of Section 13.10 to”.

8.                                       Amendment to Section 13.5 (Prohibition of Fundamental Changes). Section 13.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (a) and substituting therefor a comma, (ii) deleting the period from the end of clause (b) and substituting therefor the word “and” and (iii) adding the following clause (c) at the end thereof;

(c) Intermediate Holding may be merged, liquidated or dissolved into HoldCo, with HoldCo being the surviving corporation of such merger, liquidation or dissolution (and after giving effect to such merger, liquidation or dissolution, all references in the Credit Documents to HoldCo and Intermediate Holding shall be deemed to be modified as appropriate to reflect the change in corporate structure effected by such merger, it being understood, without limitation, that references in Section 12.8 to Intermediate Holding shall refer to the surviving corporation of such merger, liquidation or dissolution).

9.                                       Amendment to Section 13.9 (Limitation on Dividends). Section 13.9 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of paragraph (g), (ii) adding the word “and” to the end of paragraph (h) and (iii) adding the following paragraph (i) at the end thereof:

(i)                                     the Company may pay dividends to Intermediate Holding and Intermediate Holding may pay such dividends to HoldCo in an aggregate amount of up to $50,000,000 to be used by HoldCo solely for (i) the repurchase, redemption, retirement or other acquisition of HoldCo capital stock and (ii) the payment of dividends on HoldCo capital stock; provided, however, that no such dividends shall by payable by the Company or Intermediate Holding if a Default or Event of Default then exists or would result from the payment of such dividends.

10.                                 Amendment to Section 13.10 (Transactions with Affiliates). Section 13.10 of the Credit Agreement is hereby amended by (i) deleting the period from the end of clause (e) and substituting therefor the word “or” and (ii) adding the following clause (f) at the end thereof:

(f)                                    the Company may pay management fees to HoldCo in an amount up to $2,000,000 per fiscal year pursuant to a management services agreement to be entered into between the Company and HoldCo; provided, however, that no such management fees shall be payable to HoldCo if the Company would not be in compliance with the provisions of Section 13.1(c) on a pro forma basis after giving effect to such payment or if a Default or Event of Default then exists.

11.                                 Amendment to Section 14 (Events of Default). (a) Section 14(k) of the Credit Agreement is hereby amended by adding the following immediately before the second comma:

(it being understood that following the merger, liquidation or dissolution of Intermediate Holding into HoldCo as permitted by clause (c) of Section 13.5, none of the events described in the first two clauses of this paragraph (k) shall constitute an Event of Default as long as HoldCo owns 100% of the issued and outstanding capital stock of the Company and all such capital stock is pledged pursuant to the HoldCo Pledge Agreement)

(b)                                 Section 14 of the Credit Agreement is hereby amended by (i) deleting the “or” from the end of paragraph (m), (ii) adding the word “or” to the end of paragraph (n) and (iii) adding the following paragraph (o) at the end thereof:

(o)                                 a “Fundamental Change” occurs, as such term is defined in the instrument or agreement under which the HoldCo Convertible Notes were created.

12.                                 Amendment to Section 16.13 (Incremental Facility). Section 16.13 of the Credit Agreement is hereby amended by deleting the second sentence following clause (ii) of paragraph (a) and substituting therefor the following:

Each Incremental Facility must not mature (i.e., require scheduled principal payments) earlier than March 31, 2009.

13.                                 Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

14.                                 Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent notifies the Company that it has received (a) counterparts of this Amendment duly executed by the Company, Intermediate Holding, HoldCo and the Required Lenders and (b) a certificate from the Company certifying that the Incremental Facilities referred to in Sections 2 and 3 of this Amendment are permitted by Section 16.13(a) of the Credit Agreement.

15.                                 Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Administrative Agent or the Syndication Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

16.                                 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

17.                                 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CITADEL BROADCASTING COMPANY

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	V.P. Finance

CITADEL COMMUNICATIONS CORPORATION

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	V.P. Finance

CITADEL BROADCASTING CORPORATION

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	V.P. Finance

JPMORGAN CHASE BANK as Administrative Agent and as a Bank

By:	/s/ Tracey Navin Ewing
	Name:	Tracey Navin Ewing
	Title:	Vice President

FLEET NATIONAL BANK, as Documentation Agent and
as a Lender

By:	/s/ Kay H. Campbell
	Name:	Kay H. Campbell
	Title:	Director

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

[LENDER]

By:	/s/ Brian Combs
	Name:	Brian Combs
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

BNP PARIBAS

By	/s/ Stephanie Rogers
Name	Stephanie Rogers
Title	Vice President

By	/s/ Gregg Bonardi
Name	GREGG BONARDI
Title	Director
Media & Telecom Finance

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
[LENDER]

By:	/s/ Bill O’ Daly
	Name:	BILL O’ DALY
	Title:	DIRECTOR

By:	/s/ Cassandra Droogan
	Name:	CASSANDRA DROOGAN
	Title:	ASSOCIATE

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEEN BANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Douglas Zyistra
	Name:	Douglas Zyistra
	Title:	Senior Vice President

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

WACHOVIA BANK, NATIONAL ASSOCIATION
[LENDER]

By:	/s/ Russ Lyons
	Name:	Russ Lyons
	Title:	Director

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

CREDIT AGRICOLE INDOSUEZ

By:	/s/ Paul A. Dytrych
Name:	Paul A. Dytrych
Title:	Vice President
Senior Relationship Manager

By:	/s/ Laurence F. Grant
Name:	Laurence P. Grant
Title:	First Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

THE BANK OF NOVA SCOTIA

By:	/s/ Brenda S. Insull
Name: Brenda S. Insull
Title: Authorized Signatory

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

THE BANK OF NEW YORK
[LENDER]

By:	/s/ John C. Lambert
	Name:	John C. Lambert
	Title:	Senior Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

U.S. Bank National Association
[LENDER]

By:	/s/ Jaycee A. Earll
	Name:	Jaycee A. Earll
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

Deutsche Bank Trust Company Americas
[LENDER]

By:	/s/ Gregory Shefrin
	Name:	Gregory Shefrin
	Title:	Director

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

NATIONAL CITY BANK
[LENDER]

By:	/s/ ELIZABETH A. BROSKY
	Name:	ELIZABETH A. BROSKY
	Title:	VICE PRESIDENT

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

EATON VANCE VT FLOATING RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research
as Investment Advisor
[LENDER]

By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

EATON VANCE [ILLEGIBLE] SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

OXFORD STRATEGIC INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

COSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

7

CITADEL BROADCASTING COMPANY
FOURTH AMENDMENT DATED AS OF APRIL , 2004

BIG SKY SENIOR LOAN FUND, LT. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President